UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 06/04/2008

NYMEX Holdings, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-33149

DE	13-4098266
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

One North End Avenue, World Financial Center, New York , NY 10282-1101

(Address of principal executive offices, including zip code)

(212) 299-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On June 4, 2008, New York Mercantile Exchange, Inc. (“NYMEX Division”), a subsidiary of NYMEX Holdings, Inc. (the reporting company), issued a notice (the “Notice to Members”) to Class A Members of NYMEX Division. The purpose of the Notice to Members is to provide (i) Electronic Trading Volume as a Percentage of Contract Volume for the fiscal quarter ended March 31, 2008 and (ii) further background information regarding the method of calculating Contract Volume and Contract Volume Resulting From Electronic Trading for a NYMEX Division product pursuant to NYMEX Division Bylaw Section 311(G).

A copy of the Notice to Members is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(c) Exhibits

99.1 Notice to Members dated June 4, 2008.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NYMEX Holdings, Inc.

By:	/s/ Richard Kerschner
Name:	Richard Kerschner
Title:	General Counsel

Date: June 4, 2008